EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012

OPERATING REVENUES:
Gas Utility	$254.2	$229.6	$810.0	$738.1
Electric utility	149.3	138.3	619.3	594.9
Nonutility	276.5	276.2	1,061.9	899.8
Total operating revenues	680.0	644.1	2,491.2	2,232.8

OPERATING EXPENSES:
Cost of gas sold	122.7	104.3	358.1	301.3
Cost of fuel and purchased power	48.4	47.4	202.9	192.0
Cost of nonutility revenues	95.3	97.0	366.7	295.1
Other operating	239.1	223.8	891.6	781.0
Depreciation and amortization	72.1	65.7	277.8	254.6
Taxes other than income taxes	16.8	15.1	60.5	56.3
Total operating expenses	594.4	553.3	2,157.6	1,880.3

OPERATING INCOME	85.6	90.8	333.6	352.5

OTHER INCOME (EXPENSE):
Equity in (losses) of unconsolidated affiliates	(2.1)	(5.5)	(59.7)	(23.3)
Other income - net	8.7	0.5	17.7	8.3
Total other income (expense)	6.6	(5.0)	(42.0)	(15.0)

INTEREST EXPENSE	21.6	24.2	87.9	96.0

INCOME BEFORE INCOME TAXES	70.6	61.6	203.7	241.5

INCOME TAXES	20.8	18.8	67.1	82.5

NET INCOME	$49.8	$42.8	$136.6	$159.0

AVERAGE COMMON SHARES OUTSTANDING	82.4	82.1	82.3	82.0
DILUTED COMMON SHARES OUTSTANDING	82.4	82.2	82.4	82.1

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.60	$0.52	$1.66	$1.94

DILUTED	$0.60	$0.52	$1.66	$1.94

EXHIBIT 99.2

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012

OPERATING REVENUES:
Gas utility	$254.2	$229.6	$810.0	$738.1
Electric utility	149.3	138.3	619.3	594.9
Other	0.1	0.1	0.3	0.6
Total operating revenues	403.6	368.0	1,429.6	1,333.6

OPERATING EXPENSES:
Cost of gas sold	122.7	104.3	358.1	301.3
Cost of fuel and purchased power	48.4	47.4	202.9	192.0
Other operating	96.5	80.6	333.4	310.1
Depreciation and amortization	49.6	47.3	196.4	190.0
Taxes other than income taxes	15.9	14.4	57.2	53.4
Total operating expenses	333.1	294.0	1,148.0	1,046.8

OPERATING INCOME	70.5	74.0	281.6	286.8

OTHER INCOME - NET	3.7	2.8	10.5	8.0

INTEREST EXPENSE	15.8	18.0	65.0	71.5

INCOME BEFORE INCOME TAXES	58.4	58.8	227.1	223.3

INCOME TAXES	21.2	23.3	85.3	85.3

NET INCOME	$37.2	$35.5	$141.8	$138.0

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Unaudited - in millions)
	As of
	December 31,	December 31,
	2013	2012

ASSETS
Current Assets
Cash & cash equivalents	$21.5	$19.5
Accounts receivable - less reserves of $6.8 &
$6.8, respectively	259.2	216.7
Accrued unbilled revenues	134.2	185.0
Inventories	134.4	158.6
Recoverable fuel & natural gas costs	5.5	25.3
Prepayments & other current assets	75.6	73.3
Total current assets	630.4	678.4

Utility Plant
Original cost	5,389.6	5,176.8
Less: accumulated depreciation & amortization	2,165.3	2,057.2
Net utility plant	3,224.3	3,119.6

Investments in unconsolidated affiliates	24.0	78.1
Other utility & corporate investments	38.1	34.6
Other nonutility investments	33.8	24.9
Nonutility plant - net	657.2	598.0
Goodwill - net	262.3	262.3
Regulatory assets	193.4	252.7
Other assets	39.1	40.5
TOTAL ASSETS	$5,102.6	$5,089.1

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$227.2	$180.6
Accounts payable to affiliated companies	—	29.7
Refundable fuel & natural gas costs	2.6	—
Accrued liabilities	182.1	198.8
Short-term borrowings	68.6	278.8
Current maturities of long-term debt	30.0	106.4
Total current liabilities	510.5	794.3

Long-term Debt - Net of Current Maturities	1,777.1	1,553.4

Deferred Income Taxes & Other Liabilities
Deferred income taxes	707.4	637.2
Regulatory liabilities	387.3	364.2
Deferred credits & other liabilities	166.0	213.9
Total deferred credits & other liabilities	1,260.7	1,215.3

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
82.4 and 82.2 shares, respectively	709.3	700.5
Retained earnings	845.7	829.9
Accumulated other comprehensive (loss)	(0.7)	(4.3)
Total common shareholders' equity	1,554.3	1,526.1
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$5,102.6	$5,089.1

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Twelve Months Ended
	December 31,
	2013	2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$136.6	$159.0
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	277.8	254.6
Deferred income taxes & investment tax credits	43.3	84.3
Equity in losses of unconsolidated affiliates	59.7	23.3
Provision for uncollectible accounts	6.8	8.2
Expense portion of pension & postretirement benefit cost	9.9	8.7
Other non-cash charges - net	5.8	9.8
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenues	1.5	(67.1)
Inventories	24.2	3.3
Recoverable/refundable fuel & natural gas costs	22.4	(12.9)
Prepayments & other current assets	12.8	(5.1)
Accounts payable, including to affiliated companies	6.8	(14.8)
Accrued liabilities	(1.2)	3.4
Unconsolidated affiliate dividends	1.1	0.1
Employer contributions to pension & postretirement plans	(13.7)	(20.5)
Changes in noncurrent assets	(2.1)	(35.3)
Changes in noncurrent liabilities	(4.7)	(11.6)
Net cash provided by operating activities	587.0	387.4

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt, net of issuance costs	481.7	199.5
Dividend reinvestment plan & other common stock issuances	6.9	7.2
Requirements for:
Dividends on common stock	(117.3)	(115.3)
Retirement of long-term debt	(338.9)	(62.7)
Other financing activities	(2.1)	—
Net change in short-term borrowings	(210.2)	(48.3)
Net cash used in financing activities	(179.9)	(19.6)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliate distributions	—	0.2
Other collections	5.6	9.9
Requirements for:
Capital expenditures, excluding AFUDC equity	(393.4)	(365.8)
Other Investments	(17.3)	(1.2)
Net cash used in investing activities	(405.1)	(356.9)

Net change in cash & cash equivalents	2.0	10.9
Cash & cash equivalents at beginning of period	19.5	8.6
Cash & cash equivalents at end of period	$21.5	$19.5

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012

REPORTED EARNINGS:
Utility Group
Gas Utility Services	$18.5	$23.9	$55.7	$60.0
Electric Utility Services	15.7	8.6	75.8	68.0
Other Operations	3.0	3.0	10.3	10.0
Total Utility Group	37.2	35.5	141.8	138.0

Nonutility Group
Infrastructure Services	13.8	13.2	49.0	40.5
Energy Services	3.0	4.8	1.0	5.7
Coal Mining	(4.0)	(3.5)	(16.0)	(3.5)
Energy Marketing (ProLiance) (*)	—	(4.1)	—	(17.6)
Other Businesses	0.3	(2.8)	(1.0)	(3.4)
Nonutility Group, excluding ProLiance (*)	13.1	7.6	33.0	21.7

Corporate and Other	(0.5)	(0.3)	(0.7)	(0.7)

Vectren Consolidated, excluding ProLiance (*)	$49.8	$42.8	$174.1	$159.0

ProLiance	—	—	(37.5)	—

Vectren Consolidated	$49.8	$42.8	$136.6	$159.0

EARNINGS PER SHARE:
Utility Group	$0.45	$0.43	$1.72	$1.68
Nonutility Group, excluding ProLiance (*)	0.16	0.14	0.41	0.47
ProLiance	—	(0.05)	—	(0.21)
Corporate and Other	(0.01)	—	(0.01)	—

EPS, excluding ProLiance (*)	$0.60	$0.52	$2.12	$1.94

ProLiance	—	—	(0.46)	—

Reported EPS	$0.60	$0.52	$1.66	$1.94

(*) Excludes ProLiance in 2013 - year of disposition

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012

GAS UTILITY (Millions):
Residential Margin	$75.7	$74.7	$265.9	$261.9
Commercial Margin	22.0	21.2	75.2	72.0
Industrial Margin	16.1	15.4	58.0	55.2
Other Margin	2.1	2.7	9.7	9.5
Regulatory Expense Recovery Mechanisms	15.6	11.3	43.1	38.2
Total Gas Utility Margin	131.5	125.3	451.9	436.8
Cost of Gas Sold	122.7	104.3	358.1	301.3
Total Gas Utility Revenue	$254.2	$229.6	$810.0	$738.1

GAS SOLD & TRANSPORTED (MMDth):
Residential	26.5	23.2	77.1	62.5
Commercial	11.8	9.7	34.8	27.7
Industrial	31.0	28.6	111.7	105.8
	69.3	61.5	223.6	196.0

AVERAGE GAS CUSTOMERS
Residential	908,857	906,828	906,168	901,402
Commercial	84,348	83,766	84,239	83,028
Industrial	1,674	1,671	1,675	1,664
	994,879	992,265	992,082	986,094

YTD WEATHER AS A PERCENT OF NORMAL:
Heating Degree Days (Ohio)	103%	96%	103%	88%

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012

ELECTRIC UTILITY (Millions):
Residential Margin	$34.4	$30.8	$150.1	$151.4
Commercial Margin	26.4	24.9	105.7	104.4
Industrial Margin	26.2	24.6	108.7	108.5
Other Margin	1.7	2.0	4.8	1.6
Regulatory Expense Recovery Mechanisms	3.8	2.0	10.5	4.9
Wholesale and Transmission	8.4	6.6	36.6	32.1
Total Electric Utility Margin	100.9	90.9	416.4	402.9
Cost of Fuel & Purchased Power	48.4	47.4	202.9	192.0
Total Electric Utility Revenue	$149.3	$138.3	$619.3	$594.9

ELECTRICITY SOLD (GWh):
Residential	325.7	288.7	1,425.8	1,434.4
Commercial	324.3	304.8	1,296.3	1,297.3
Industrial	648.2	582.9	2,735.2	2,710.5
Other Sales - Street Lighting	6.3	6.6	21.8	22.6
Total Retail	1,304.5	1,183.0	5,479.1	5,464.8
Wholesale	182.6	152.3	514.4	336.7
	1,487.1	1,335.3	5,993.5	5,801.5

AVERAGE ELECTRIC CUSTOMERS
Residential	123,989	123,434	123,780	123,303
Commercial	18,419	18,344	18,380	18,297
Industrial	117	115	116	115
Other	37	33	36	33
	142,562	141,926	142,312	141,748

YTD WEATHER AS A PERCENT OF NORMAL:
Cooling Degree Days (Indiana)			103%	130%
Heating Degree Days (Indiana)	106%	93%	102%	79%